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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)________________________________ August 30, 2000
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BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                                     31-0738296
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(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)               File Numbers)          Identification No.)


1 Bank One Plaza, Chicago, IL                                    60670
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 (Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code:   312-732-4000
                                                      ------------
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Item 5.  OTHER EVENTS

     On June 17, 1999, BANK ONE CORPORATION (the "Company") and the following Delaware business trust sponsored by the Company: BANK ONE Capital I, BANK ONE Capital II, BANK ONE Capital III, BANK ONE Capital IV and BANK ONE Capital V (collectively, the "Trusts"), filed a registration statement (File No. 333-80903) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $1,500,000,000 of securities of the Company and the Trusts. On July 12, 1999, the Registration Statement was declared effective by the Commission.

     The Company and BANK ONE Capital IV filed with the Commission on August 25,2000 a Prospectus Supplement, dated August 23, 2000, to the Prospectus dated July 26, 2000 relating to the sale of $160,000,000 in aggregate liquidation amount of preferred securities to be issued by BANK ONE Capital IV and guaranteed to the extent provided therein by the Company (the "Preferred Securities"). On August 30, 2000, the Company and BANK ONE Capital IV closed on the sale of the Preferred Securities to the underwriters named in the Prospectus Supplement.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed below and attached hereto are hereby filed in connection with and incorporated by reference into the Registration Statement (File No. 333-80903):

EXHIBIT NO.       DESCRIPTION OF EXHIBIT


1.7 Underwriting Agreement by and among the Company, BANK ONE Capital IV and the underwriters named therein, dated August 23, 2000.

4.36 Sixth Supplemental Indenture dated as of August 30, 2000 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.37 Amended and Restated Certificate of Trust, dated as of August 1, 2000, of BANK ONE Capital IV.

4.38 Amended and Restated Declaration of Trust, dated as of August 30, 2000, of BANK ONE Capital IV.

4.39 Preferred Securities Guarantee Agreement dated as of August 30, 2000 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital IV.

8.4 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

23.7 Consent of Cravath, Swaine & Moore (included in Exhibit 8.4 hereto).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
                                -------------------------------------
                                (Registrant)


Date: September 6, 2000         By: /s/ M. Eileen Kennedy
                                    ---------------------------------
                                Title: Treasurer
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                                   INDEX TO EXHIBITS


Exhibit               Description of                       Sequential Page
Number                    Exhibit                              Number
-------               --------------                       ---------------


  1.7 Underwriting Agreement by and among the Company, BANK ONE Capital IV and the underwriters named therein, dated August 23, 2000.

  4.36 Sixth Supplemental Indenture dated as of August 30, 2000 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

  4.37 Amended and Restated Certificate of Trust, dated as of August 1, 2000, of BANK ONE Capital IV.

  4.38 Amended and Restated Declaration of Trust, dated as of August 30, 2000, of BANK ONE Capital IV.

  4.39 Preferred Securities Guarantee Agreement dated as of August 30, 2000 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital IV.

  8.4 Opinion of Cravath, Swaine & Moore as to certain federal income tax matters.

  23.7 Consent of Cravath, Swaine & Moore (include in Exhibit 8.4 hereto).